UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 13, 2007
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	0-17224	66-031262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 13, 2007, the Board of Directors of Doral Financial Corporation (the “Company”) appointed Kevin M. Twomey to serve as a director of the Company.
     Mr. Twomey is the founder of Wildhorse Advisors, LLC. Prior to his current position, Mr. Twomey held various positions at The St. Joe Company, including Chief Operating Officer (2000 – 2006), Chief Financial Officer (1999 – 2005) and President (1999 – 2006).
     Mr. Twomey received a B.A. from the University of Virginia, an M.S.A. from the George Washington University and an M.B.A. from Duke University.
     Mr. Twomey will be entitled to receive an annual retainer fee of $50,000, payable in quarterly installments of $12,500, plus $3,500 for each Board of Directors and committee meeting attended, subject to a maximum attendance fee of $25,000. In addition, the Company will reimburse Mr. Twomey for all reasonable travel expenses incurred in connection with his attendance at meetings. Mr. Twomey will also be entitled to receive a one-time grant of options to purchase 20,000 shares of the Company’s common stock, vesting ratably over five years, at a purchase price equal to the fair market value of the Company’s common stock on the date of grant. In addition, Mr. Twomey will be entitled to receive an annual grant of 2,000 shares of restricted stock, which will vest one year from the date of grant.
     Mr. Twomey will serve as a member of the Audit and Risk Policy committees of the Board of Directors. There were no arrangements or understandings between Mr. Twomey and any other person pursuant to which he was elected to his position. There are no related party transactions between Mr. Twomey and the Company.
Item 7.01 Regulation FD Disclosure.
     On December 18, 2007, the Company issued a press release announcing the appointment of a new director.
     On December 18, 2007, the Company also issued a press release announcing the payment and record date of the quarterly cash dividend on its 4.75% perpetual cumulative convertible preferred stock.
     Copies of the above-referenced press releases are attached hereto as Exhibits 99.1 and 99.2.
     The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     99.1 Press Release dated December 18, 2007.
     99.2 Press Release dated December 18, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: December 19, 2007	By:	/s/ Enrique R. Ubarri

	Name:	Enrique R. Ubarri
	Title:	Executive Vice President and
General Counsel